Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nadine C. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A of La Cortez Energy, Inc., for the fiscal quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of La Cortez Energy, Inc.

Date: June 1, 2009	By:	/s/ Nadine C. Smith
Nadine C. Smith, Interim Chief Financial Officer

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to La Cortez Energy, Inc., and will be retained by La Cortez Energy, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.